Exhibit 99.1

QUARTER ENDED MARCH 31, 2016 First Quarter and Subsequent Events Overview As of May 11, 2016 SUMMARY Company continues in the asset disposition phase of its lifecycle Several dispositions completed or in progress Anticipate final distribution amount to be less than the 2014 estimated per-share value The Chase Park Plaza in St. Louis, Missouri Investment Dispositions The Company remains in its asset disposition phase and is continuing to consider liquidity options for its shareholders. On February 2, 2016, the Company sold the Las Colinas Commons office building for a contract price of $14.3 million. Net proceeds from the sale were used to pay down the loan secured by Las Colinas Commons and Northpoint Central and to pay other lender fees. On February 22, 2016, the Company sold the remaining condominium unit at Chase Park Plaza – The Private Residences for $2.5 million. The loan for the Northborough Tower office building matured on January 11, 2016. The building was previously marketed for sale but no offers were received that were greater than its loan balance. On May 9, 2016, the Company transferred title of Northborough Tower to the lender through a deed-in-lieu of foreclosure. The Lodge & Spa at Cordillera is under contract for sale. The agreement is subject to numerous closing conditions, including the buyer obtaining necessary zoning changes. Although the Company anticipates closing the sale before year end, there are no assurances that it will be completed by year end or at all. In addition, the Company entered into a purchase and sale agreement for the sale of a 5.2 acre parcel of undeveloped land at Frisco Square. This sale is expected to close in the second quarter of 2016. Royal Island is no longer under contract for sale due to the buyer’s failure to obtain necessary Bahamian government approvals prior to the expiration of the agreement. The Company is in discussions with the buyer to revive and extend the expired agreement or to re-enter a purchase and sale agreement while the buyer continues to pursue government approvals. There are no assurances as to the outcome of these discussions or that the buyer can obtain the necessary government consents. Frisco Square in Frisco, Texas I

QUARTER ENDED MARCH 31, 2016 Managing Remaining Assets to Preserve Value Selected upgrades of the restaurant and retail space at Chase Park Plaza are continuing. Leasing activity for the retail and office space remains active. Total hotel revenue increased 3% compared with the year-ago period. The new restaurant opened in February and is receiving positive reviews. At the Frisco Square mixed-use development, there is a steady flow of interest from prospective tenants. There also is interest in the undeveloped land parcels. Construction on the Ablon at Frisco Square multifamily development is complete and the property is now in lease-up. The Company owns a 90% interest in the multifamily development and expects the Ablon project to be marketed for sale separately from the rest of the Frisco Square development. The Northpoint Central office building in the Greenspoint submarket of Houston continues to feel the effect of the decline in oil prices. The property was under contract for sale, but it was recently terminated as the buyer was unable to obtain sufficient financing. The building is 96% leased as of March 31, 2016. However, expiring leases in 2016 represent 25% of Northpoint’s total rentable space. Various disposition strategies are being explored. The Company’s joint venture partner is exploring disposition strategies for the 18 assets in the Central Europe portfolio. Long-term lease extensions or renewals were recently negotiated with anchor tenants at five of the properties. Overall, the Central Europe portfolio is well leased at 94%. The Central Europe real estate market continues to see significant disruption with few buyers available for the types of assets owned by the joint venture. Thus, the timeframe for disposing of the assets is uncertain. Update on Liquidation and Final Distribution The Board of Directors is considering the orderly disposition of the Company’s assets or other appropriate exit strategy in the best interests of stockholders, with an ultimate goal of liquidating the Company and making a final distribution to shareholders. The Board of Directors elected not to establish a new estimated share value (ESV) in 2015 since a new ESV could inadvertently serve as a cap on values that potential buyers might be willing to pay. The Board also considered that a valuation analysis of the Company’s assets would be performed and disclosed in connection with seeking shareholder approval of a liquidation plan or other exit strategy. Therefore, beginning with the second quarter of 2016, customer statements will reflect a value of “Not Priced.” The most recent ESV was $3.58 established in November 2014. That ESV did not take into account property selling costs liquidation costs, or the challenging market conditions that have occurred since those assets were valued. Given these factors, we currently estimate that the amount of any final liquidating distribution will be less than $3.58. 2 hospitality properties Operating Properties – Percent Leased As of March 31, 2016 1 Title transferred to lender on May 9, 2016 via deed-in-lieu of foreclosure. 2 Combined occupancy for retail, office and restaurant. Occupancy for Frisco Square multifamily (excluding Ablon at Frisco Square) was 94% as of March 31, 2016. 3 Year-to-date average occupancy. 4 Combined occupancy for all 18 properties. 2 Property Percent Leased Northpoint Central 96% Northborough Tower1 100% Frisco Square2 88% Chase Park Plaza3 59% The Lodge & Spa at Cordillera3 72% Central Europe Portfolio4 94% PORTFOLIO SUMMARY As of March 31, 2016 Seven portfolio investments consisting of: Central Europe portfolio – 18 retail and light industrial properties 2 office properties1 2 1 mixed-use property 1 undeveloped resort project 1 Title to one of the properties was transferred to the lender via a deed-in-lieu of foreclosure on May 9, 2016. 2 The Company entered into a purchase and sale agreement for one of the properties on May 5, 2016. The Chase Park Plaza in St. Louis, Missouri I

QUARTER ENDED MARCH 31, 2016 3 mos. ended Mar. 31, 2016 3 mos. ended Mar. 31, 2015 (in thousands, except per share data) FFO per share $ (0.05) $ (0.01) Distributions per share $ – $ – Mar. 31, 2016 Dec. 31, 2015 Total assets $ 289,531 $ 306,646 (in thousands, except per share amounts) 3 mos. ended Mar. 31, 2016 3 mos. ended Mar. 31, 2015 Adjustments for: 2,931 3,594 and amortization1 Gain on sale of real estate2 (1,277) (36) GAAP weighted average shares: Basic and diluted 56,500 56,500 Net loss per share $ (0.08) $ (0.08) The Chase Park Plaza in St. Louis, Missouri 1Includes our consolidated depreciation and amortization expense, as well as our pro rata share of those unconsolidated investments which we account for under the equity method of accounting and the noncontrolling interest adjustment for the third-party partner’s share. 2For the three months ended March 31, 2016, represents the gain on sale of real estate related to the Las Colinas Commons investment. 3FFO (Funds From Operations) should not be considered as an alternative to net loss, or as indications of our liquidity, nor is it either indicative of funds available to fund our cash needs, including our ability to fund distributions. FFO should be reviewed in connection with other GAAP measurements. A reconciliation of FFO and FFO-per-share to net loss can be found in our first quarter Form 10-Q on file with the SEC. FFO per share$(0.05) $(0.01) FFO3$(2,585) $(737) Real estate depreciation Net loss attributable to the Company $(4,239) $(4,295) Reconciliation of FFO to Net Loss Total liabilities$186,453$199,901 (in thousands)As of As of Distributions declared $–$– FFO$(2,585)$(737) Financial Highlights I

QUARTER ENDED MARCH 31, 2016 15601 Dallas Parkway, Suite 600 Addison, TX 75001 214.655.1600 behringerinvestments.com FORWARD-LOOKING STATEMENTS This document contains forward-looking statements, including discussion and analysis of the financial condition of the Company and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intents, beliefs or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this document. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. IMPORTANT RISK FACTORS TO CONSIDER Factors that could cause actual results to differ materially from any forward-looking statements made in the document include, but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our ability to retain our executive officers and other key personnel of our Advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our Advisor and its affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission. Published 05/16 © 2016 Behringer 3710-1 OP1 Q1 Report 2016 I